[front cover]
                                  J.P. MORGAN
                            GLOBAL HEALTHCARE FUND
                                [jp morgan logo]
                                Annual Report
                               October 31, 2000

LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

December 1, 2000

Dear Shareholder,

    We are pleased to present the inaugural shareholder report for the J.P. Morgan Global Healthcare Fund. The Fund commenced operations on September 29, 2000, and provided a total return of 0.73% through the end of the one month ending October 31, 2000. The Fund underperformed its benchmark, the MSCI World Healthcare Index, which returned 1.22% over the same short time period.

    The Fund's net asset value on October 31, 2000 was $15.11 per share, an increase from the Fund's initial share value of $15.00. Despite being relatively new, the J.P. Morgan Global Healthcare Fund has a notable amount of assets. At the end of the fiscal period, approximately $36 million was invested in the Fund.

    This report includes an interview with Shawn Lytle, the lead portfolio manager of the J.P. Morgan Global Healthcare Fund. Shawn discusses the global healthcare markets in detail, and explains the factors that influenced fund performance during the fiscal period. Shawn also provides insight in regard to positioning the Fund for the coming months.

    As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please contact your Morgan representative, or call J.P. Morgan Funds Services at 800-521-5411.

/signature/                             /signature/

Sincerely yours,
Ramon de Oliveira                       Keith M. Schappert
Chairman of Asset Management Services   President of Asset Management Services
J.P. Morgan & Co. Incorporated          J.P. Morgan & Co. Incorporated

TABLE OF CONTENTS
--------------------------------------------------------------------------------
Letter to the Shareholders                                                 1
Fund Performance                                                           2
Portfolio Manager Q&A                                                      3
Fund Facts & Highlights                                                    5
Financial Statements                                                       6

FUND PERFORMANCE
--------------------------------------------------------------------------------

EXAMINING PERFORMANCE

    One way to review a fund's performance is the average annual total return. This calculation takes the Fund's actual return and shows what would have happened if the Fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change in a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short-term.

PERFORMANCE

                                               TOTAL RETURNS
                                        ----------------------------
                                            ONE          INCEPTION*
                                           MONTH          9/29/00
AS OF OCTOBER 31, 2000
J.P. Morgan Global Healthcare Fund         0.73%          0.73%
MSCI World Healthcare Index**              1.22%          1.22%

* The Fund commenced operations on September 29, 2000. For the purpose of comparison, the "since inception" returns are calculated from September 29, 2000, the first date when data for the Fund and it's benchmark were both available.

** The MSCI World Healthcare Index is an unmananged index that measures the market performance of the global healthcare sector. The index does not include fees or expenses and is not available for actual investment.

   Past performance is no guarantee of future results. Returns are net of fees, assume the reinvestment of distributions and reflect the reimbursement of certain expenses as described in the prospectus. Had expenses not been subsidized, returns would have been lower.

PORTFOLIO MANAGER Q&A
--------------------------------------------------------------------------------

[photo of Shawn Lytle]

    The following is an interview with SHAWN LYTLE, vice president and portfolio manager with J.P. Morgan's Global Micro Group in London. Shawn has been a J.P. Morgan Investment Management employee since 1992, and was previously responsible for new business development for independent U.S. money managers. Since joining Morgan, he has attended the analyst training program and served a brief tour in J.P. Morgan Investment's San Francisco Private Banking office. Shawn holds a B.A. in business administration from Georgetown University.

WHAT NOTABLE DEVELOPMENTS HAVE IMPACTED THE PERFORMANCE OF THE GLOBAL HEALTHCARE ARENA SINCE THE FUND'S INCEPTION ON SEPTEMBER 29, 2000?

    Continued volatility in the overall market, especially within the technology sector, benefited healthcare stocks as investors sought their perceived safety. As a consequence, the MSCI World healthcare sector outperformed the MSCI World technology sector by over 8%.

    At the start of the fourth quarter of 2000, the pharmaceutical sub-sector gained momentum and was driven by strong third-quarter earnings' announcements. On the other hand, the biotechnology sub-sector underperformed, particularly in early October. Overall, healthcare services stocks provided the best performance in the sector. The medical technology (medtech) sub-sector also generated positive returns.

WHICH STOCK SELECTIONS AIDED PERFORMANCE?

    Schering-Plough contributed most to the port-folio's performance during October. This was the result of solid sales growth and earnings that met Wall Street expectations. In addition, the company reported positive clinical test data on PEG-Intron, a treatment for hepatitis C. The stock also benefited from FDA approval of an extension to its patent on the blockbuster allergy drug Claritin.

    Forest Labs was the second largest contributor to performance. The company benefited from very strong quarterly earnings--up 85% from a year earlier--driven by strong sales of its anti-depressant drug, Celexa, which continues to take market share from Eli Lilly's Prozac.

WHERE DID STOCK SELECTION DISAPPOINT?

    An untimely reduction of our position in PE Biosystems unfavorably impacted performance during October. We felt that the company was overly exposed to a number of risks, including product cycle transition risks, valuation concerns, and currency-related difficulties. Although we are still confident of these views, the timing of our reduction coincided with the company's announcement of strong third-quarter profits, which drove up its share price soon after we reduced our position in it.

    Alza, one of our larger positions in the portfolio, also underperformed in October. The stock fell 7% over the month, yet was still up 130% through October 31. The story here had to do with Alza's new Attention Deficit Hyperactive Disorder (ADHD) drug, Concerta, which has gained market share weekly since its introduction. Even so, the stock sold off in October, partly due to an over-reaction by investors to positive news that surfaced about a competing ADHD drug.

PORTFOLIO MANAGER Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

HOW ARE YOU POSITIONING THE FUND GOING FORWARD INTO THE NEXT FISCAL PERIOD?

    Our country and sub-sector allocations remain well diversified. We continue to view the pharmaceuticals area positively, while maintaining a cautious overweight position in biotechnology. We are neutral to the medtech sub-sector relative to the benchmark, while we continue with only a small allocation in healthcare services.

    We believe the pharmaceutical sub-sector is still attractive, relative to other healthcare areas, due to positive earnings growth in the third quarter. Investors may continue to pursue this sector in the months ahead, again in light of its perceived safety and earnings stability.

    While we believe that the biotech area will continue to report good news on new research and drugs, we have limited our overweight in the area due to short-term volatility concerns.

FUND FACTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    J.P. Morgan Global Healthcare Fund seeks to provide high total return from a worldwide portfolio of equity securities in the healthcare sector.

--------------------------------------------------------------------------------
    Inception Date: 9/29/2000
--------------------------------------------------------------------------------
    Fund Net Assets as of 10/31/2000: $35,808,769
--------------------------------------------------------------------------------
    Dividend Payable Dates: 12/20/2000
--------------------------------------------------------------------------------
    Capital Gain Payable Dates
      (if applicable): 12/20/2000

EXPENSE RATIO

    The Fund's current annualized expense ratio of 1.50% covers shareholders' expenses for custody, tax reporting, investment advisory, and shareholder services, after reimbursement. The Fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the Fund.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

All data as of October 31, 2000

COUNTRY ALLOCATION
(As a percentage of total investment securities)

[data from pie chart]

United States            66.2%
Europe                   27.8%
Japan                     6.0%

LARGEST EQUITY                                                    % OF TOTAL
HOLDINGS                                COUNTRY                  INVESTMENTS
--------------------------------------------------------------------------------
Merck & Co., Inc.                       United States               9.5%
Pfizer, Inc.                            United States               9.0%
Bristol-Myers Squibb Co.                United States               5.7%
Lilly (Eli) & Co.                       United States               5.5%
Roche Holding AG                        Switzerland                 5.3%
Johnson & Johnson                       United States               4.5%
American Home
Products Corp.                          United States               4.4%
Pharmacia Corp.                         United States               4.3%
Takeda Chemical
Industries Ltd.                         Japan                       4.2%
Novartis AG                             Switzerland                 3.6%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT INSURED BY THE FDIC, ARE NOT BANK DEPOSITS OR OTHER OBLIGATIONS OF THE FINANCIAL INSTITUTION AND ARE NOT GUARANTEED BY THE FINANCIAL INSTITUTION. SHARES OF THE FUND ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED.

Opinions expressed herein are based on current market conditions and are subject to change without notice. Because the Fund's investments are concentrated in the healthcare sector, the value of its shares, will be affected by factors peculiar to that sector and may fluctuate more widely than that of a fund which invests in a broad range of industries. The Fund invests in foreign securities which are subject to special risks such as economic and political instability and currrency fluctuation.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN GLOBAL HEALTHCARE FUND - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
OCTOBER 31, 2000

SHARES                                                             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - 99.6%
DENMARK - 2.1%
    4,453  H. Lundbeck A/S                                    $   305,788
    1,903  Novo Nordisk A/S(+)                                    403,091
                                                              ------------
                                                                  708,879
                                                              ------------
FRANCE - 3.1%
   11,043  Aventis S.A.                                           795,605
      973  Genset S.A.(+)                                          48,411
    4,100  Sanofi Synthelabo S.A.                                 215,460
                                                              -----------
                                                                1,059,476
                                                              -----------
GERMANY - 2.4%
    1,900  Altana AG                                              228,554
    3,100  Fresenius Medical Care AG                              131,378
    8,200  Schering AG                                            458,722
                                                              -----------
                                                                  818,654
                                                              -----------
JAPAN - 6.0%
    6,000  Dai Nippon Pharmaceutical Co. Ltd.                      76,875
    2,000  Daiichi Pharmaceutical Co. Ltd.                         56,782
    6,000  Fujisawa Pharmaceutical Co. Ltd.                       188,479
    9,000  Kaken Pharmaceutical Co. Ltd.                           53,576
    1,000  Taisho Pharmaceutical Co. Ltd.                          28,757
   22,000  Takeda Chemical Industries Ltd.                      1,448,668
    8,000  Welfide Corp.                                           57,514
    3,000  Yamanouchi Pharmaceutical Co. Ltd.                     135,727
                                                              -----------
                                                                2,046,378
                                                              -----------
NETHERLANDS - 0.5%
    2,900  Jomed NV(+)                                            177,409
                                                              -----------
SWITZERLAND - 9.4%
      215  Actelion Ltd.(+)                                        95,059
      814  Novartis AG                                          1,234,513
      200  Roche Holding AG                                     1,826,372
       93  Serono S.A. Cl B                                        83,633
                                                              -----------
                                                                3,239,577
                                                              -----------
UNITED KINGDOM - 10.3%
   21,000  AstraZeneca Group Plc                                  984,290
   11,993  Celltech Group Plc(+)                                  238,571
   24,000  Glaxo Wellcome Plc                                     691,390
   41,801  Nycomed Amersham Plc                                   374,491
   80,371  Smith & Nephew Plc                                     330,260
   70,227  SmithKline Beecham Plc                                 907,536
                                                              -----------
                                                                3,526,538
                                                              -----------

SHARES/PRINCIPAL AMOUNT                                                  VALUE
--------------------------------------------------------------------------------

UNITED STATES - 65.8%
   10,100  Abbott Laboratories                                $   533,406
    1,200  Abgenix, Inc.(+)                                        94,650
   10,900  Alza Corp.(+)                                          882,219
   23,600  American Home Products Corp.                         1,498,600
   16,100  Amgen Inc.(+)                                          932,794
    5,800  Becton Dickinson & Co.                                 194,300
   32,000  Bristol-Myers Squibb Co.                             1,950,000
    1,700  Cardinal Health, Inc.                                  161,075
    1,100  CIGNA Corp.                                            134,145
    2,600  Forest Laboratories, Inc.(+)                           344,500
    1,800  Genentech, Inc.(+)                                     148,500
    1,400  Guidant Corp.(+)                                        74,113
    5,300  HCA - The Healthcare Co.                               211,668
    6,600  Human Genome Sciences, Inc.(+)                         583,378
      900  IDEC Pharmaceuticals Corp.(+)                          176,513
    3,900  Inhale Therapeutic Systems Inc.(+)                     194,025
   16,800  Johnson & Johnson                                    1,547,700
    7,700  Ligand Pharmaceuticals Inc. Cl B(+)                    114,538
   21,300  Lilly (Eli) & Co.                                    1,903,687
    2,800  MedImmune, Inc.(+)                                     183,050
   18,800  Medtronic, Inc.                                      1,021,075
   36,300  Merck & Co., Inc.                                    3,264,730
    1,750  PE Corp.-PE Biosystems Group(+)                        204,750
      400  PE Corp.-Celera Genomics Group(+)                       27,000
   71,400  Pfizer, Inc.                                         3,083,588
   26,600  Pharmacia Corp.                                      1,463,000
   15,400  Schering-Plough Corp.                                  795,988
    9,600  Tenet Healthcare Corp.(+)                              377,400
    3,300  Vertex Pharmaceuticals, Inc.(+)                        307,261
    2,400  Waters Corp.(+)                                        174,150
                                                              -----------
                                                               22,581,803
                                                              -----------
TOTAL COMMON STOCKS                                            34,158,714
                                                              -----------
   (Cost $33,742,619)

SHORT-TERM INVESTMENTS - 0.4%
 $150,000  U.S. Treasury Bills, 6.09%, 3/22/01(s)(y)              146,423
                                                              -----------
   (Cost $146,504)
TOTAL INVESTMENT SECURITIES - 100.0%                          $34,305,137
                                                              ===========
   (Cost $33,889,123)

    The Accompanying Notes are an Integral Part of the Financial Statements.
6

J.P. MORGAN GLOBAL HEALTHCARE FUND - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                     NET UNREALIZED
CONTRACTS                    SETTLEMENT         SETTLEMENT                            APPRECIATION
TO BUY                       DATE                 VALUE              VALUE           (DEPRECIATION)
--------------------------------------------------------------------------------------------------------
    4,475,000  EUR          12/15/2000         $  3,887,165    $  3,800,976         $  (86,189)
    3,204,265  GBP          12/15/2000            4,673,004       4,657,260            (15,744)
      56,158   GBP for
     145,787   CHF          12/15/2000               81,430          81,624                194
      55,162   GBP for
     700,000   DKK          12/15/2000               79,850          80,175                325
  287,290,725  JPY          12/15/2000            2,681,763       2,652,666            (29,097)
    2,319,973  SEK          12/15/2000              239,000         232,397             (6,603)
                                          -------------------------------------------------------------
                                                $11,642,212     $11,505,098          $(137,114)
                                          =============================================================

CONTRACTS                    SETTLEMENT         SETTLEMENT                            APPRECIATION
TO SELL                      DATE                 VALUE              VALUE           (DEPRECIATION)
--------------------------------------------------------------------------------------------------------
    1,294,753  EUR          12/15/2000        $  1,132,444      $  1,099,738          $   32,706
    3,500,000  GBP          12/15/2000           5,103,575         5,087,098              16,477
  281,226,264  JPY          12/15/2000           2,614,633         2,596,671              17,962
                                          -------------------------------------------------------------
                                              $  8,850,652       $ 8,783,507          $   67,145
                                          =============================================================

FUTURES CONTRACTS
                                                UNDERLYING FACE           NET UNREALIZED
PURCHASED               EXPIRATION DATE         AMOUNT AT VALUE           APPRECIATION
                                             -----------------------------------------------
3 S&P 500 Index         December 2000             $1,080,150                 $54,259
                                             ===============================================

MARKET SECTORS                                           % OF TOTAL
(UNAUDITED)                                              INVESTMENTS

PHARMACEUTICALS                                             87.0%
HEALTH SERVICES & SYSTEMS                                   12.1%
INSURANCE                                                    0.4%
CONSUMER CYCLICAL                                            0.1%
SHORT-TERM INVESTMENTS                                       0.4%

CHF - Swiss Franc
DKK - Danish Krone
EUR - Euro
GBP - British Pound
JPY - Japanese Yen
SEK - Swedish Krona
(s) Security is fully or partially segregated with custodian as collateral for futures contracts or with broker as initial margin for futures contracts.
(y)  Yield to maturity
(+)  Non-income producing security


The Accompanying Notes are an Integral Part of the Financial Statements.
 7

J.P. MORGAN GLOBAL HEALTHCARE FUND
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
OCTOBER 31, 2000

ASSETS
Investments at Value (Cost $33,889,123)                             $34,305,137
Cash                                                                  1,010,588
Foreign Currency at Value (Cost $680,549)                               679,894
Receivable for Expense Reimbursements                                    84,189
Unrealized Appreciation of Forward Foreign Currency Contracts            67,664
Receivable for Shares of Beneficial Interest Sold                        61,000
Variation Margin Receivable                                              21,750
Dividend and Interest Receivable                                         12,396
Prepaid Expenses and Other Assets                                        11,453
                                                                    -----------
TOTAL ASSETS                                                         36,254,071
                                                                    ===========
LIABILITIES
Payable for Investments Purchased                                       186,673
Unrealized Depreciation of Forward Foreign Currency Contracts           137,633
Advisory Fee Payable                                                     34,869
Administrative Services Fee Payable                                       1,289
Accrued Expenses and Other Liabilities                                   84,838
                                                                   ------------
TOTAL LIABILITIES                                                       445,302
                                                                   ------------
NET ASSETS
Applicable to 2,369,712 shares outstanding
  (par value $0.001, unlimited shares authorized)                   $35,808,769
                                                                   ============
Net Asset Value, Offering and Redemption Price per Share                 $15.11
                                                                   ============
ANALYSIS OF NET ASSETS
Paid-in Capital                                                     $35,466,630
Undistributed Net Investment Income                                      68,181
Accumulated Net Realized Loss on Investments,
  Futures and Foreign Currency Contracts
  and Transactions                                                     (125,657)
Net Unrealized Appreciation on Investments,
  Futures and Foreign Currency Contracts
  and Translations                                                      399,615
                                                                   -------------
NET ASSETS                                                          $35,808,769
                                                                   ============

   The Accompanying Notes are an Integral Part of the Financial Statements.
8

J.P. MORGAN GLOBAL HEALTHCARE FUND
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE PERIOD SEPTEMBER 29, 2000 (COMMENCEMENT OF OPERATIONS)
THROUGH OCTOBER 31, 2000

INVESTMENT INCOME
INCOME
Dividend Income                                                    $  13,081
Interest Income                                                          397
                                                                   ---------
   Investment Income                                                  13,478
                                                                   ---------
EXPENSES
Professional Fees                                                     49,412
Advisory Fee                                                          34,869
Registration Fee                                                      12,920
Printing Expenses                                                      9,000
Shareholder Servicing Fee                                              6,974
Custody Fee                                                            5,400
Transfer Agent Fees                                                    3,100
Administrative Services Fee                                            1,289
Financial and Fund Accounting Services Fee                             1,250
Trustees' Fees and Expenses                                              249
Fund Services Fee                                                         38
Administration Fee                                                        32
Miscellaneous                                                          1,500
                                                                   ---------
   Total Expenses                                                    126,033
Less: Reimbursement of Expenses                                     (84,189)
                                                                   ---------
   Net Expenses                                                       41,844
                                                                   ---------
NET INVESTMENT LOSS                                                 (28,366)
                                                                   ---------
REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON
Investment Transactions                                             (89,360)
Futures Contracts                                                   (36,298)
Foreign Currency Contracts and Transactions                          47,943
                                                                   ---------
   Net Realized Loss                                                 (77,715)
                                                                   ----------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON
Investment Transactions                                               416,014
Futures Contracts                                                      54,259
Foreign Currency Contracts and Translations                           (70,658)
                                                                   -----------
   Net Change in Unrealized Appreciation                              399,615
                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $293,534
                                                                   ==========

The Accompanying Notes are an Integral Part of the Financial Statements.
 9

J.P. MORGAN GLOBAL HEALTHCARE FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE PERIOD SEPTEMBER 29, 2000 (COMMENCEMENT OF OPERATIONS)
THROUGH OCTOBER 31, 2000

INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Loss                                                       $   ( 28,366)
Net Realized Loss on Investments, Futures and
   Foreign Currency Contracts and Transactions                                 (77,715)
Net Change in Unrealized Appreciation of Investments, Futures
   and Foreign Currency Contracts and Translations                              399,615
                                                                          -------------
   Net Increase in Net Assets Resulting from Operations                         293,534
                                                                          -------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold                             35,669,052
Cost of Shares of Beneficial Interest Redeemed                                (153,817)
                                                                          -------------
     Net Increase from Transactions in Shares of Beneficial Interest         35,515,235
                                                                          -------------
     Total Increase in Net Assets                                            35,808,769
                                                                          -------------
NET ASSETS
Beginning of Period                                                                   -
                                                                          -------------
End of Period                                                               $35,808,769
                                                                          =============
Undistributed Net Investment Income                                             $68,181
                                                                          =============
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Shares of Beneficial Interest Sold                                            2,380,043
Shares of Beneficial Interest Redeemed                                         (10,331)
                                                                          -------------
Net Increase in Shares of Beneficial Interest                                 2,369,712
                                                                          =============

   The Accompanying Notes are an Integral Part of the Financial Statements.
10

J.P. MORGAN GLOBAL HEALTHCARE FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
THE PERIOD IS AS FOLLOWS:

                                                                  FOR THE PERIOD
                                                                SEPTEMBER 29, 2000
                                                                 (COMMENCEMENT OF
                                                                OPERATIONS) THROUGH
                                                                  OCTOBER 31, 2000
                                                               ---------------------
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD                          $15.00
                                                               ---------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                     0.03
Net Realized and Unrealized Gain on Investments,
   Futures and Foreign Currency
   Contracts and Transactions                                             0.08
                                                               ---------------------
Total From Investment Operations                                          0.11
                                                               ---------------------
NET ASSET VALUE PER SHARE, END OF PERIOD                                $15.11
                                                               =====================
RATIOS AND SUPPLEMENTAL DATA
Total Return                                                              0.73%(a)
Net Assets, End of Period (in thousands)                               $35,809
Ratios to Average Net Assets
     Net Expenses                                                     1.50%(b)
     Net Investment Income                                            1.02%(b)
     Expenses Without Reimbursement                                   4.52%(b)
Portfolio Turnover                                                       3%(a)

(a) Not annualized
(b) Annualized


The Accompanying Notes are an Integral Part of the Financial Statements.
  11

J.P. MORGAN GLOBAL HEALTHCARE FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

OCTOBER 31, 2000
--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION-- The J.P. Morgan Global Healthcare Fund (the "Fund") is a series of J.P. Morgan Series Trust, a Massachusetts business trust (the "Trust"). The Trust, which was organized on August 15, 1996, is registered under the Investment Company Act of 1940, as amended, as a no-load, non-diversified, open-end management investment company. The Fund's investment objective is to provide high total return from a worldwide portfolio of equity securities in the healthcare sector. The Trustees of the Trust have divided the beneficial interests in the Fund into three classes of shares, Advisor, Institutional and Select Shares. Currently, the Fund only offers Select Shares. The Fund commenced operations on September 29, 2000. The Declaration of Trust permits the Trustees to issue an unlimited number of shares in the Fund.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

    SECURITY VALUATIONS--Securities traded on principal securities exchanges are valued at the last reported sales price, or mean of the latest bid and asked prices when no last sales price is available. Securities traded over-the-counter and certain foreign securities are valued at the quoted bid price from a market maker or dealer. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

    Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees.

    SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date or as of the time that the relevant ex-dividend and amount becomes known. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Net investment income, excluding shareholder servicing fees, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of each day.

    FUTURES CONTRACTS--The Fund may enter into futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements and to manage exposure to changing interest rates and securities prices. The risks of entering into futures contracts include the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gain or loss. The Fund will recognize a gain or loss when the contract is closed or expires.

    FOREIGN CURRENCY TRANSACTIONS--All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates and are reported in the Statement of Operations.

    Although the net assets of the Fund are presented at the exchange rates and market values prevailing at the end of the period, the Fund does not isolate the portion of the results of operations arising from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to manage the Fund's exposure to foreign currency exchange fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

J.P. MORGAN GLOBAL HEALTHCARE FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000
--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    INCOME TAX STATUS--It is the Fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    FOREIGN TAXES--The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions to a shareholder are recorded on the ex-dividend date. Distributions from net investment income are declared and paid annually. Distributions from net realized gains, if any, are paid annually.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH AFFILIATES

    ADVISORY--The Trust, on behalf of the Fund, has an Investment Advisory Agreement with J.P. Morgan Investment Management, Inc. ( "JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan") and a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ( "J.P. Morgan"). Under the terms of the agreement, the Fund pays JPMIM at an annual rate of 1.25% of the Fund's average daily net assets.

    ADMINISTRATIVE SERVICES--The Trust has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the Fund. Under the Services Agreement, the Trust has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Trust and certain other registered investment companies for which JPMIM acts as investment advisor in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to Funds Distributor, Inc. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which Morgan provides similar services.

    Morgan has agreed to reimburse the Fund to the extent necessary to maintain the total operating expenses (which excludes interest and dividend expenses, taxes and extra-ordinary items) of Select Shares at no more than 1.50% of the average daily net assets of the Fund. This reimbursement arrangement can be changed or terminated at any time after February 28, 2002 at the option of Morgan.

    ADMINISTRATION--The Trust has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the Fund. Under a Co-Administration Agreement between FDI and the Trust, FDI provides administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers affiliated with FDI. The Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which FDI provides similar services.

    SHAREHOLDER SERVICING--The Trust has a Shareholder Servicing Agreement with Morgan under which Morgan provides account administration and personal account maintenance service to Fund shareholders. The agreement provides for the Fund to pay Morgan a fee for these services that is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the Select Shares.

    Morgan, Charles Schwab & Co. ("Schwab") and the Trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes Select Shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The Fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the Trust and Morgan is terminated, the Fund would be responsible for the ongoing payments to Schwab with respect to pre-termination Select Shares.

J.P. MORGAN GLOBAL HEALTHCARE FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000
--------------------------------------------------------------------------------
2. TRANSACTIONS WITH AFFILIATES (CONTINUED)

    FUND SERVICES--The Trust has a Fund Services Agreement with Pierpont Group, Inc. ( "PGI") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Trust represent all the existing shareholders of PGI.

    Each Trustee receives an aggregate annual fee of $75,000 for serving on the boards of the Trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, and other registered investment companies in which they invest. The Trustees' Fees and Expenses shown in the financial statements represent the Fund's allocated portion of the total Trustees' fees and expenses. The Trust's Chairman and Chief Executive Officer also serves as Chairman of PGI and receives compensation and employee benefits from PGI. The allocated portion of such compensation and benefits included in the Fund Services Fee (PGI) shown on the Statement of Operations was $100.

--------------------------------------------------------------------------------
3. FEDERAL INCOME TAXES

    As of October 31, 2000, accumulated net unrealized appreciation was $416,014, based on the aggregate cost of investments for federal income tax purposes of $33,889,123, which consisted of unrealized appreciation of $1,506,577 and unrealized depreciation of $1,090,563.

    For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2000, of approximately $71,398 which expires in 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of this amount.

    Income distributions and capital gain distributions, if any, are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocation. Accordingly, these permanent differences in the character of income and distributions between financials statements and tax basis have been reclassified to paid-in-capital. During the period ended October 31, 2000 the following reclassification was made: undistributed net investment income was increased by $96,547, accumulated net realized loss was increased by $47,942, and paid-in-capital was decreased by $48,605. The adjustments are primarily attibutable to foreign currency losses. Net investment income, net realized gains and net assets were not affected by this change.

--------------------------------------------------------------------------------
4. INVESTMENT TRANSACTIONS

    During the year ended October 31, 2000, the Fund purchased $34,986,821 of investment securities and sold $1,154,843 of investment securities other than U.S. government securities and short-term investments. There were no purchases or sales of U.S. government securities.

--------------------------------------------------------------------------------
5. BANK LOANS

    The Fund may borrow money for temporary or emergency purposes, such as funding shareholder redemptions. Effective May 23, 2000, the Fund, along with certain other Funds managed by JPMIM, entered into a $150,000,000 bank line of credit agreement with DeutscheBank. Borrowings under the agreement will bear interest at approximate market rates and a commitment fee at an annual rate of 0.085% on the unused portion of the committed amount.

J.P. MORGAN GLOBAL HEALTHCARE FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000
--------------------------------------------------------------------------------
6. CONCENTRATION OF CREDIT RISK

    The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable U.S. securities.

    From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

--------------------------------------------------------------------------------
7. SUBSEQUENT EVENTS
    On September 13, 2000, J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation announced that they have entered into an agreement and plan of merger. The transaction is expected to close in December 2000 and is subject to approval by shareholders of both companies.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Shareholders of
J.P. Morgan Global Healthcare Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Global Healthcare Fund (one of the Funds comprising the J.P. Morgan Series Trust, hereafter referred to as the "Fund") at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the period September 29, 2000 (commencement of operations) through October 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2000

[back cover]

J.P. MORGAN FUNDS
       Federal Money Market Fund
           ---------------------------------------------------------------------
       Prime Money Market Fund
           ---------------------------------------------------------------------
       Emerging Markets Debt Fund
           ---------------------------------------------------------------------
       Tax Aware Enhanced Income Fund:
           Select Shares
           ---------------------------------------------------------------------
       Tax Exempt Money Market Fund
           ---------------------------------------------------------------------
       Short Term Bond Fund
           ---------------------------------------------------------------------
       Bond Fund
           ---------------------------------------------------------------------
       Global Strategic Income Fund
           ---------------------------------------------------------------------
       Tax Exempt Bond Fund
           ---------------------------------------------------------------------
       California Bond Fund:
           Select Shares
           ---------------------------------------------------------------------
       New York Tax Exempt Bond Fund
           ---------------------------------------------------------------------
       Diversified Fund
           ---------------------------------------------------------------------
       Disciplined Equity Fund
           ---------------------------------------------------------------------
       Tax Aware U.S. Equity Fund:  Select Shares
           ---------------------------------------------------------------------
       U.S. Equity Fund
           ---------------------------------------------------------------------
       U.S. Small Company Fund
           ---------------------------------------------------------------------
       U.S. Small Company Opportunities Fund
           ---------------------------------------------------------------------
       Emerging Markets Equity Fund
           ---------------------------------------------------------------------
       European Equity Fund
           ---------------------------------------------------------------------
       Global 50 Fund: Select Shares
           ---------------------------------------------------------------------
       Global Healthcare Fund: Select Shares
           ---------------------------------------------------------------------
       International Equity Fund
           ---------------------------------------------------------------------
       International Opportunities Fund
           ---------------------------------------------------------------------
       For more information on the J.P. Morgan  Funds, call J.P. Morgan Funds
           Services  at (800) 521-5411.
           ---------------------------------------------------------------------

Morgan Guaranty Trust Company                                   MAILING
500 Stanton Christiana Road                                    INFORMATION
Newark, Delaware 19713-2107

IN-ANN-23765   1000